SUPPLEMENT TO THE PROSPECTUS OF
                 EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS


I.       Evergreen Global Leaders Fund

         The  section  of  the  prospectuses   entitled  "THE  FUNDS'  PORTFOLIO
MANAGERS" is supplemented to reflect the following change:

     Edwin D. Miska and Anthony Han, CFA co-manage the Fund. Mr. Miska has managed the Fund since November 1995. Mr. Miska has been an analyst with EAMC and its predecessor since 1986. He became a portfolio manager with EAMC in 1989.

     Anthony Han, CFA joined EAMC in January 2000 as a Vice President and portfolio manager. From September 1992 until he joined EAMC, Mr. Han was an International Analyst with The Pioneer Group.

March 17, 2000


II.      Evergreen Global Opportunities Fund

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is supplemented to reflect the following change:

The Fund is managed by the following team of investment professionals:

Liu-Er Chen, CFA, has managed the Asian ex-Japan portion of the Fund since December 1999. Mr. Chen joined EIM in December 1995 as a Vice President and analyst and became a portfolio manager in November 1997. Mr. Chen has been affiliated with EIMC since 1995.

Francis X. Claro, CFA, has managed the European portion of the Fund since December 1999. Mr. Claro joined EIM in October 1994 as a Vice President and senior analyst and became a portfolio manager in October 1996. Mr. Claro has been affiliated with EIMC since 1994.

J. Gary Craven, CFA, leads the team of portfolio managers of the Fund with Gilman C. Gunn. Mr. Craven has managed the Fund since December 1998. Mr. Craven has been a Senior Vice President, portfolio manager and Chief Investment Officer for the Small Stock Team since joining EIMC in November 1996. Prior to joining EIMC, Mr. Craven was a portfolio manager at Invista Capital Management from February 1987 to October 1996.

Gilman C. Gunn leads the team of portfolio managers of the Fund with J. Gary Craven. Mr. Gunn has managed the Fund since June 1997. Mr. Gunn has been a Senior Vice President and Chief Investment Officer-International since joining EIMC in January 1991.

Antonio T. Docal, CFA, has managed the Latin American and European portions of the Fund since December 1999. Mr. Docal joined EIMC in July 1994 as a Vice President and analyst and became a portfolio manager in October 1996. Mr. Docal has been affiliated with EIM since 1994.


September 8, 2000                                                  555631 9/00